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                             UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                              __________

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): January 17, 2006


                          PETMED EXPRESS, INC.
          ----------------------------------------------------
         (Exact name of registrant as specified in its charter)

                  Commission file number 000-28827
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          FLORIDA                          65-0680967
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(State or other jurisdiction             (IRS Employer
of incorporation or organization)	Identification No.)


1441 S.W. 29th Avenue, Pompano Beach, Florida     33069
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(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (954) 979-5995
                                                    --------------

                          Not Applicable
  -----------------------------------------------------------
 (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



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Item 7.01	Regulation FD Disclosure

Item 8.01	Other Events

On January 17, 2006, PetMed Express, Inc. issued a press release stating that it will announce its December 31, 2005 quarter end financial results and host a conference call to review the results on Monday January 23, 2006. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued by PetMed Express, Inc. on January 17,
2006


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                            SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PETMED EXPRESS, INC.
(The "Registrant")

Date: January 19, 2006

By:  /s/  Menderes Akdag
     ----------------------------
     Menderes Akdag

     Chief Executive Officer and President
     (principal executive officer)

By:  /s/  Bruce S. Rosenbloom
     -----------------------------
     Bruce S. Rosenbloom

     Chief Financial Officer
     (principal financial and accounting officer)


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                                  EXHIBIT INDEX

Exhibit No.         Description


99.1    Press Release issued by PetMed Express on January 17, 2006






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